SPROTT LOAN	3 Months Ended
Nov. 30, 2021
Sprott Loans [Abstract]
SPROTT LOAN [Text Block]

5. SPROTT LOAN

On August 15, 2019, the Company announced it had entered a senior secured credit facility with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced the Company $20.0 million in principal (the "Sprott Facility"). The loan was immediately drawn and was originally scheduled to mature on August 14, 2021. Principal amounts of the Sprott Facility outstanding are charged interest at a rate of 11% per annum, compounded monthly. In August 2021 the Company elected to exercise an option to extend the maturity date of $10.0 million in principal by one year. At August 31, 2021, the nominal principal balance outstanding was $9.4 million. A further $5.8 million of principal was repaid during the quarter ended November 30, 2021, bringing the nominal principal balance due at November 30, 2021 down to $3.6 million. Subsequent to period end, the Company has made a further principal repayment of $0.6 million, bringing the nominal principal balance due down to $3.0 million as of the date of publication for these consolidated financial statements. Scheduled interest payments are made monthly with interest of $220 having been paid to Sprott during the period ended November 30, 2021 (November 30, 2020 - $541).

The Company is required to maintain certain minimum working capital and cash balances under the Sprott Facility and is in compliance with these covenants at period end.

In connection with the original principal advance the Company issued Sprott 800,000 common shares worth $1,000. Effective interest of $289 was recognized during the period ended November 30, 2021 (November 30, 2020 - $597).